                                                                    Exhibit 10.5


                                 LOAN AGREEMENT
                                 --------------

         THIS AGREEMENT made this 30th day of March, 1999, between DM Management Company of 25 Recreation Park Drive, Hingham, Massachusetts 02043 (the "BORROWER") and Belknap County Economic Development Council, Inc., having its principal office at 64 Court Street, Laconia, NH 03246 (the "LENDER").

                                   WITNESSETH
                                   ----------

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. PURPOSE AND AMOUNT OF LOAN. LENDER agrees to lend to BORROWER, and the BORROWER hereby agrees to borrow from LENDER and repay to LENDER or its assigns the principal sum of $980,000.00 (hereinafter called the Loan) for the purpose of purchasing specific equipment (the "Equipment") for the facility located at 100 Birch Pond Drive, Tilton, New Hampshire.

2. INTEREST. Interest on the Loan shall be payable at the rate of 6.25% per annum on the principal received. Interest shall be payable monthly, beginning on April 30, 1999.

3. TERM. The term of the Loan shall be thirty six (36) months. All payments shall be applied first to the payment of interest accrued to the date of receipt thereof, and the balance, if any, to the reduction of principal. The Loan may be prepaid at any time without premium or penalty.

4. THE NOTE. The Loan shall be evidenced by a note in such form as the LENDER shall require (the "NOTE") and shall be executed by the BORROWER.

5. RIGHTS AND OBLIGATION. The holders of the Note, and BORROWER, hereby expressly reserve all right to amend any provision of this Agreement, to consent to or waive any departure from the provisions of this Agreement, to amend or consent to or, waive departure from the provision of the Note, and to release or otherwise deal with any collateral security for payment of the Note.

6. CONDITIONS OF CLOSING. The obligation of LENDER to make the Loan as provided in this Agreement is subject to the receipt by LENDER from BORROWER of the Note in compliance with the terms hereof and, in LENDER'S sole discretion, to the following additional conditions precedent:

         a. Subject to receipt of copies of Purchase Orders & canceled checks confirming that at least $2,000,000 in non-CDBG funds has been committed to the project, in accordance with CDBG requirements.

         b. The truth and accuracy, as of the closing date, of all representations and warranties made herein by BORROWER and the receipt by LENDER, of such documents, certificates of officers of BORROWER, and such other evidence, as LENDER shall have reasonably requested respecting the meeting of these conditions.

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                                       2

         c. The receipt by the LENDER from BORROWER of copies of all documents in connection with this Agreement and the transactions contemplated hereby, or respecting the business and affairs of BORROWER, that LENDER or its counsel may reasonably have requested, satisfactory in form and substance to LENDER and its counsel and certified, when appropriate, by proper corporate officers and governmental authorities.

         d. The payment by the Borrower of all closing costs and expenses including but not limited to filing fees to perfect an interest in the collateral for the loan.


7.       APPLICATION OF PROCEEDS.

         a. BORROWER agrees that it will apply the funds received by it under this Agreement in accordance with the use of loan proceeds specified in the loan request as approved by LENDER and described in Section 1 above.

         b. BORROWER agrees to provide additional equity funds to cover additional project costs incurred as a result of overruns or unanticipated expenses in financing the outfitting of the facility (the "Project").

8. LOAN DISBURSEMENT. The LENDER has established for the BORROWER the Loan amount for the purpose as set forth in Paragraph 1 herein. At the closing, or shortly thereafter the LENDER will disburse to the BORROWER the proceeds of the Loan.

9.       SECURITY

         a. BORROWER shall execute and deliver to LENDER at the closing of the Loan a security agreement (the "Security Agreement") and financing statements (the "Financing Statements") giving LENDER security in all of the items (hereinafter the "collateral") listed in Schedule A, attached hereto and hereby made a part hereof, to secure payment of the principal of the Note, the interest thereon, and any other sums payable by BORROWER hereunder.

         b.

                  (i) BORROWER represents that as of closing date LENDER will have a valid first priority security interest in the specific collateral listed in Schedule A.

                  (ii) The Security Agreement, Financing Statements, and Note shall be in form satisfactory to LENDER and shall provide, among other things, that in the event of default by the BORROWER in any agreement, covenant or condition contained in this Loan Agreement, or in the Note or Security Agreement, LENDER may, at its option, in addition to all other remedies, take possession of the property given as security. LENDER however, shall be under no obligation to exercise this right and its action in this respect shall be wholly at its option.

                  (iii) BORROWER agrees to permit LENDER, until the Note has been fully repaid with interest, at all reasonable hours to inspect and audit all books, records, contractual documents, and all other papers relating to the business of Borrower; and BORROWER shall give LENDER free access to the Facility for the purpose of such inspection or audit and also for the purpose of determining the condition of the Facility. In addition, BORROWER shall provide to LENDER annual financial statements within 120 days after the close of the fiscal year.

10. INSURANCE. The collateral which is of insurable character will be kept insured by financially sound and reputable insurers against loss or damage by fire, explosion and other hazards customarily insured against by extended coverage for the full insurable value of the property insured and in any event an amount sufficient to prevent the owner thereof from becoming a co-insurer, the proceeds thereof including accrued interest, to be paid to LENDER to satisfy the balance owing on the Note at the time of the loss, the remainder of the insurance proceeds to be payable to BORROWER. If the proceeds of the insurance together with such other funds as are available to BORROWER are sufficient to pay for the restoration of the premises, BORROWER and LENDER shall negotiate in good faith for the application of such funds to such restoration. BORROWER will maintain, with financially sound and reputable insurers, insurance against other hazards and risks as is customarily maintained by other companies similarly situated and operating like businesses including but not limited to Workmen's Compensation Insurance, public liability and other risks.

         All policies of insurance covering the equipment shall provide for thirty days written minimum cancellation notice to Lender and at request of Lender copies thereof shall be delivered to and held by it and after an event of default and while it is continuing Lender may act as attorney for BORROWER in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts.

11. REPRESENTATIONS. in order to induce the Lender to make the Loan hereunder, BORROWER represents and warrants:

         a. That BORROWER is not a party to any action, suit or proceeding pending, or to the knowledge of the BORROWER, threatened at law or in equity before any Court or administrative officer or agency which brings into question the validity of the transaction herein contemplated or is likely to result in any adverse change in the business or financial condition of the BORROWER.

         b. That the BORROWER is not in default of any obligations, covenants, or conditions contained in any bond, debenture, note, or other evidence of indebtedness or any mortgages or collateral instruments securing the same. The making of this Agreement and the consummation of the transaction contemplated herein will not violate any provision of law or result in a breach or constitute a default under any agreement to which BORROWER is a part or result in a creation of any lien, charge or encumbrance upon any of its property or its assets.

         c. BORROWER has filed all tax returns which are required to be filed and has paid or made provision for the payment of all material taxes which have or may become due pursuant to said returns or pursuant to any assessments received by it. No tax liability has been asserted by the Internal Revenue Service or other taxing agency, federal, state or foreign, for taxes materially in excess of those already provided for and the BORROWER knows of no basis for any such deficiency assessment.

         d. The BORROWER shall use all of the proceeds of this Loan for the purposes stated in Section 1 hereof.

12. CONDITIONS OF LOAN. The making of the Loan hereunder shall be subject to the following conditions precedent.

         a. All loan provisions contained in ATTACHMENT III -REQUIRED LOAN PROVISIONS are incorporated herein as Schedule B.

         b. All of the representations and warranties contained in this Agreement shall be true and correct on and as of the closing date.

         c. All proceedings taken in connection with the transaction contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form, scope and substance to LENDER'S counsel, and LENDER shall have received copies of all documents which it or its counsel may reasonably request in connection with the transaction in form, scope and substance satisfactory to its counsel.

         d. All necessary approvals or consents, if any such approvals or consents be required of Governmental bodies having jurisdiction with respect to any construction herein contemplated, shall have been obtained, and failure to have obtained such consents shall constitute a default hereunder.

         e. There shall be delivered to LENDER a copy of the record of minutes of the BORROWER's Board of Directors specifically authorizing its officers to execute this Agreement and all other documents necessary to the consummation of this transaction. The record of the minutes of the Board shall be certified to be true by the Secretary or Assistant Secretary of BORROWER.

         f. All necessary approvals or consents required with respect to this transaction by any mortgagee or other party having any interest in the specific collateral shall have been obtained, and failure to have obtained such consents shall constitute a default hereunder.

13. AFFIRMATIVE COVENANTS. Until payment in full of the Note and all of the other payments due LENDER hereunder and the performance of all of the terms, conditions and provisions of this Agreement, Borrower shall cause the following to be done:

         a. borrower will deliver to LENDER within fifteen (15) days after any written request therefor from LENDER such information as may be reasonably necessary to determine whether the BORROWER is complying with its covenants and agreements contained in this Loan Agreement or an Event of Default has occurred.

         b. BORROWER will punctually pay or cause to be paid the principal and interest to become due in respect to the Note in accordance with the terms thereof.

         c. BORROWER will, upon demand, promptly pay and discharge all taxes, assessments or other governmental charges which may lawfully be levied or assessed on its income or profits or on any property, real, personal or mixed, belonging to it or upon any part thereof, and also all lawful claims for labor or material and supplies, which, if unpaid, might become a lien or charge upon any such property except that BORROWER shall not be required to pay any such taxes, assessments, charges, levies or claims so long as the validity thereof shall be actively contested in good faith by proper proceedings, provided that BORROWER shall establish reserves equal to any such tax, assessment, charge, levy or claim during such proceedings and such tax, assessment, levy or claim shall be paid forthwith upon a final adjudication and order to pay from any court of competent jurisdiction.

         d. BORROWER will, upon demand, pay or cause to be paid the principal and interest on all indebtedness to other lenders heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable unless such indebtedness be renewed or extended, and will observe, perform and discharge all of the covenants, conditions and obligations which are imposed on it by any and all agreements securing or evidencing an encumbrance upon the collateral so as to prevent an occurrence of any act or omission which under the provisions thereof may be declared to be a default thereunder which could result in a lien being placed upon the collateral.

         e. BORROWER will at all times cause all of the collateral to be maintained and kept in such condition and repair that LENDER'S security will be adequately protected.

         f. In the event that any provision of this Agreement or any other instrument executed at closing or the application thereof to any person or circumstances shall be declared unenforceable by a Court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions, and agreements described herein are deemed separate.

         g. BORROWER will give LENDER prior notice, in writing, of any public hearing or meeting before any administrative or other public agency which may, in any manner, affect the collateral.

         h. The BORROWER agrees to diligently pursue the purposes of this loan.

         i. From time-to-time, BORROWER will execute and deliver any and all further, or other instruments, and perform such acts, as LENDER or its counsel may reasonably deem necessary or desirable to confirm and secure to LENDER all rights and remedies conferred upon LENDER by the terms of this Agreement and by the Note.

14. NEGATIVE COVENANTS. Until payment in full of the Note and performance of all the obligations of this Agreement:

         a. BORROWER will neither create nor suffer to exist any mortgage, pledge, lien, charge, or encumbrance, including liens arising from judgments, on the collateral (except for such liens as are specifically set forth herein above as exceptions to BORROWER'S title) which remain on the equipment for more than ten days, except for taxes not delinquent or being contested in good faith and by appropriate proceedings.

         b. BORROWER will neither sell nor convey nor suffer to be conveyed any of the equipment in a manner that is not in the ordinary course of its business during the terms of its obligation to LENDER.


15.      ADDITIONAL COVENANTS.

         a. EXPENSES. BORROWER agrees to pay all costs and taxes that might be imposed or determined to be payable in connection with the execution, issuance or delivery of the Note, or in connection with any modification, amendment, or alteration of the terms and provisions thereof, and to save LENDER and any other holder of the Note harmless against any and all liability with respect to the Note, all of which agreements of BORROWER shall survive payment of the Note.

         b. EXPENSES OF COLLECTION OR ENFORCEMENTS. If BORROWER shall at any time default in making any payment of principal or interest on the Note, BORROWER agrees that it will, to the full extent permitted by law, pay to the holder of the Note, in addition to any other amounts that may be due from BORROWER to such holder, an amount equal to the costs and expenses of collection or enforcement incurred by such holder in such collection. In addition, the LENDER may impose upon the BORROWER a delinquency charge at the rate of 5% per annum on each installment of principal or interest not paid on or before 10 days after such installment is due.

         c. EXPENSES OF CORRECTION BY LENDER OF DEFAULT. In the event of any default by BORROWER in full performance or observance of any covenant or agreement contained herein or in the Note, LENDER may, upon 10 days of written notice to BORROWER, and at LENDER'S sole option (but without any obligation of LENDER to do so) take such steps as may be necessary or appropriate to correct or remedy such default in whole or in part, and all costs and expenses incurred by LENDER in taking such steps (including reasonable attorney's fee incurred by LENDER and including any other sums paid or payable by LENDER to third parties) shall forthwith upon written demand by LENDER be due and payable by BORROWER to LENDER, with interest thereon (payable on the first day of each calendar month) from the time of incurrence thereof by LENDER at the rate of 10% per annum until paid. In the event LENDER takes any action provided for in the preceding sentence, the commencement or taking of such action shall not be deemed to be a waiver by LENDER of the default of BORROWER or a waiver of any other available remedy of LENDER by reason of such default.

         d. EXPENSES OF AMENDMENTS, WAIVER, CONSENTS, ETC. In the event BORROWER proposes to take or omit any act or action on the part of BORROWER prohibited or required by any provision of this Agreement or the Note, and BORROWER requests Lender to consent thereto or waive compliance with any such provision, or in the event BORROWER requests LENDER to consent to any modification or amendment of this Agreement or the Note then, in each such case, BORROWER agrees to reimburse or pay to LENDER any expenses incurred by LENDER in connection with such consent or waiver, or such modification or amendment, as the case may be.

16. EVENTS OF DEFAULT. The principal indebtedness evidenced by the Note or the unpaid balance thereof at the time outstanding shall be due and payable at the election of the LENDER if any one or more of the following events (herein called "events of Default") shall occur for any reason whatsoever, and whether such occurrence shall be voluntary, involuntary or come about or be effected by operation of law, or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or government body.

         a. Default shall be made in payment of any principal of or interest on the Note when due and payable; or

         b. Default shall be made in the performance or observance of any of the covenants or agreements contained in Section 14 hereof;

         c. Any representation or warranty made by the BORROWER herein or any statement or representations made in any certificate, statement, or opinion delivered pursuant to this Loan Agreement shall prove to have been incorrect in any material respect as of the date when made; or

         d. Any obligations of the BORROWER for the payment of borrowed money (other than its obligations hereunder or under the Note) shall not be paid at its maturity or any such obligations shall become or be declared, pursuant to its terms, to be due and payable prior to the express maturity thereof by reason of default or other violation of the terms thereof, or

         e. Default shall be made in the performance or observance of any of the other covenants or agreements of BORROWER herein contained not covered by (a), (b), (c) or (d) above, and such default shall have continued for a period of 10 days after notice thereof to the BORROWER by LENDER; or

         f. BORROWER shall admit in writing its inability to pay its debts generally as they become due, make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, petition or apply to any tribunal for an appointment of any receiver or trustee thereof or of any substantial part of its property or commence any proceedings under any arrangement, readjustment of debt, or statute of any jurisdiction, whether now of hereafter in effect; or there is commenced against BORROWER any such proceedings which remain undismissed for a period of 90 days; or

         g. BORROWER by any act indicates its consent to, approval of, or acquiescence in any such proceedings or in the appointment of any receiver or of any trustee for BORROWER with respect to a substantial part of its property.

         h. If any final judgment for the payment of money that is not fully covered by liability insurance and is in excess of $100,000.00 shall be rendered against BORROWER and not discharged within 30 days.

         i. If the BORROWER during the term of this loan affects a change in ownership or control of the business substantially all of its assets without prior written consent of the LENDER.

17. WAIVER OF NOTICE. The BORROWER hereby expressly waives any requirement for presentation, demand, protest, notice of protest or other notice or dishonor of any kind, other than the notice specifically provided for in this Agreement.

18. NOTICES. All notices, demands and communications provided for herein or made hereunder shall be delivered, or sent by certified mail, return receipt requested, addressed in each case as follows, until some other address shall have been designated in a written notice to the other party hereto given in like manner.

         TO BORROWER:
         DM Management Company
         25 Recreation Park Drive
         Hingham, Massachusetts  02043

         TO LENDER:
         Belknap County Economic Development Council, Inc.
         64 Court Street
         Laconia, New Hampshire  03246
         and shall be deemed to have been given or made when so delivered or mailed. Notification of change shall be delivered to LENDER and BORROWER within ten days of any change affecting this provision.

19. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND OBLIGATIONS. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and of the Note, Security Agreement and Financing Statements, and any investigation at any time made by the Note, Security Agreement and Financing Statements. All obligations of the BORROWER under this Loan Agreement, and under the Note, and the Security Agreement, which have not been fully performed, paid and satisfied at the time of closing of the Loan, shall survive the closing.

20. CONSTRUCTION AND AMENDMENT. This Loan Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. This Agreement may not be changed, amended or terminated orally but only by agreement in writing and signed by the party against whom enforcement of any change, amendment or termination is sought.

21.      PAYMENT. The BORROWER will pay to LENDER at its address specified in
         Section 18, or at such other address as it may designate in writing, all amounts payable with respect to the principal of, and interest on, the Note held by the LENDER.

22. SUCCESSORS AND ASSIGNS. All covenants, agreements, representations and warranties made herein or in certificates delivered in connection herewith shall, whether so expressed or not, bind and inure to the benefit of successors and assigns of the BORROWER and LENDER.

23. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24. NO WAIVER: REMEDIES CUMULATIVE. No exercise, partial exercise, failure or delay on the part of the LENDER in exercising any power or right hereunder, or under the Note, or Security Agreement, shall operate as a waiver of the power or right, except as specifically provide herein. No remedy conferred herein or in the Note, or Security Agreement is intended to be exclusive, to any other remedy, and each and every other remedy given hereunder or now hereafter existing at law or in equity or by statute or otherwise, may be sought by the enforcing party.


25. GOVERNING LAW. This Agreement and the Note, the Security Agreement and the Financing Statements shall be governed by and interpreted in accordance with the laws of the State of New Hampshire.


         LENDER: belknap county economic development council


         by: /s/ Eliza Leadbeater                      Date:  3/30/99
              ------------------------------------           ------------------
              Eliza Leadbeater, Executive Director

         BORROWER:  DM MANAGEMENT COMPANY

         by:  /s/ Peter J. Tulp                        Date:  3/30/99
              ------------------------------------           ------------------
              Peter J. Tulp, VP Fianance,
              Corporate Controller

                                     SCHEDULE B

                                   ATTACHMENT III

                              REQUIRED LOAN PROVISIONS


Belknap County ("Grantee") and Subrecipient Belknap County Economic Develpment Corp. ("BCEDC") hereby warrant and agree that BCEDC, in its loan agreement with DM Management, and in any future agreements conveying or transferring interests in the DM facility, shall include the following required minimum terms and conditions providing for the performance of grant-related activities and commitments.

1.    LOAN TERMS

      1.1 The loan shall provide that BCEDC shall lend, and DM shall borrow, $980,000 as part of financing package for the purchase of equipment.

      1.2 The loan payments shall be based on a three (3) year amortization, with interest accruing at a rate not less than one half of one percent below the interest established by bank financing, currently existing and subsequently re-negotiated by DM. DM will notify BCEDC and the NH office of State Planning ("OSP") of the terms of interest of the company's renegotiated debt.

      1.3 Loan payments shall be made in periodic intervals, to be determined at loan closing, but must include principal and interest.

      1.4 The loan shall be secured, at a mininum, by a second collateral position on specific equipment, in an amount equal to the amount of the loan extended to DM by BCEDC. Security will be evidenced by appropiate UCC filings, enumerating the equipment secured.

      1.5 DM shall enter into a Promissory Note wherein it agrees to pay to BCEDC the principal and interest as provided above. It shall require DM to pay on demand all reasonable costs of collection, including court costs, service fees and attorneys fees, whether or not any foreclosure or other action is instituted by the holder in its discretion; and late charges in the event of any installment payment is not received within the terms set by the BCEDC.

      1.6 DM shall enter into a Security Agreement with BCEDC, establishing the BCEDC's collateral position, as provided above.

2.    EMPLOYMENT COMMITMENTS.

      2.1 At the facility, DM will create at least one hundred twenty-five (125) new full-time equivalent permanent jobs. At least seventy-five (75) positions, or sixty percent (60%) said jobs created, will be filled by low and moderate income persons. Said jobs will have descriptions, entry level wages, and benefits as follows:

              2.1.1 Jobs in the "Distribution center" will have entry level wages of at least $7.25 per hour, with weekly incentive, in the range of $25 to $65.

              2.1.2 Jobs in the "Call center" will have entry level wages of at least $6.25 per hour, with weekly incentive, of up to $40 per week.

          2.1.3 Employee benefits include medical insurance paid at 75% of total cost, three weeks combined company-paid vacation and sick leave, paid disability and life insurance policies, and 401K and stock purchase plans.

    2.2 To document DM's existing employees at the start of this Project, DM shall provide certified payrolls documenting the number of full-time and full-time equivalent employees and position titles in all of its U.S. operations and facilities no earlier than May 19, 1998.

    2.3 As documentation of and for purposes of monitoring Project employment commitments, DM shall submit to BCEDC a list of all employees hired to work at the Property, indicating positions, names, income and minority or protected class status and date of hire. Documentation of employees shall also be submitted which shall include copies of current company payrolls listing job titles and names of employees; copies of family income verifications signed by new employees; and designation of beneficiary minority or protected class status of new employees. This documentation shall be submitted as of the Grant Agreement Effective Date and periodically thereafter as required by BCEDC.

    2.4 For each new employee at time of hiring, DM shall verify and document family income status and minority or protected class status in accordance with the federal regulations set forth in Section 5 of the Gerneral Provisions of the Grant Agreement.

    2.5 In the event that DM fails to establish the minimum number of jobs required to be filled with persons from Low and Moderate Income Families or other employment commitment as provided in Section 2.1 herein, then DM shall confer forthwith with BCEDC, the Grantee and OSP and develop a mutually acceptable plan pursuat to which it will rectify any employment shortfalls and maintain the required minimums. In such event, DM shall also provide BCEDC with monthly updates containing information in a form reasonably satisfactory to BCEDC in order for BCEDC to determine whether it is in compliance with such plan and its employment obligations as provided herein, said monthly reports to continue until the employment commitments are achieved.

    2.6 The continued failure of DM to achieve its employment commitments as required herein for ninety (90) days following the date specified for such requirment shall constitute an event of default under DM's loan, which shall give rise to any of the remedies available to BCEDC as set forth therein.

    2.7 The parties acknowledge that the obligation of DM to provide the specified minimum number of jobs for Low and Moderate Income Persons is an essential component of BCEDC's willingness to make a loan in the Project Property to DM upon the terms and conditions set forth in such loan conveyance, or other transfer document. DM agrees that it shall exercise good faith at all in its hiring practices in order to achieve its job commitments.

    2.8 In any loan, or other agreement entered into between BCEDC and DM, BCEDC shall include, as an event of default, the failure to meet the employment commitments and reporting requirements as provided herein. Upon breach of the employment commitments or reporting requirements giving rise to an event of default BCEDC shall undertake efforts to result in a cure of the default or shall, where applicable, terminate the loan or other agreement and seek damages or other relief as appropriate.

3.   GENERAL INDEMNIFICATION.

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                                                                        Page 3


    3.1. DM shall indemnify, defend and hold harmless BCEDC, Grantee and OSP against and from any and all claims, judgments, damages, penalties, fines, assessments, costs and expenses, liabilities and losses (including without limitation damages for the loss or restriction on the use of the facility, sums paid in settlement of claims, attorneys' fees, consultants' fees and experts' fees) resulting or arising during the term of the loan:

         (1) from any condition of the facility, including any building structure or improvement thereon;

         (2) from any breach or default on the part of DM in the performance of any mortgage lien or agreement to be performed pursuant to the terms of the loan, or from any act or omission of DM or any of its agents, contractors, servants, employees, subloans, licensees or invitees; or

         (3) from any accident, injury or damage whatsoever caused to any person occurring during the term of the loan, in the facility or areas adjacent thereto.

4.  ENVIRONMENTAL PROTECTION.

    4.1 DM shall comply with all material provisions of federal, state and local laws, regulations, and standards relating to protection or preservation of the environment that are or may become applicable to its activities at the facility.

    4.2 DM, and any sublessee or assignee of DM, shall be solely responsible for obtaining at their cost and expense any environmental permits required for their operations.

    4.3 DM shall indemnify, defend and hold harmless BCEDC, Grantee and OSP against and from all claims, judgments, damages, penalties, fines, costs and expenses, liabilities and losses (including, without limitation, diminution in value of the premises, damages for the loss or restriction on the use of the premises, and sums paid in settlement of claims, attorney's fees, consultant's fees and experts' fees) resulting or arising from discharges, emissions, spills, reloans, storage, or disposal of any hazardous substances or any other action by DM or any sublessee or assignee of DM, giving rise to BCEDC or Grantee or State liability, civil or criminal, or responsibility under federal, state or local environmental laws.

    This indemnification includes, without limitation, any and all claims, judgments, damages, penalties, fines, costs and expenses, liabilities and losses incurred by BCEDC, Grantee or the State in connection with any investigation or site conditions, or any remedial or removal action or other site restoration work required by any federal, state or local governmental unit or other person for or pertaining to any discharges, emissions, spills, reloans, storage or disposal of hazardous substances arising or resulting from any act or omission of BCEDC at the facility.

    The provisions of this Section shall survive the expiration or termination of the loan or other agreements.

5.  THE BUSINESS REPRESENTATIONS AND WARRANTIES.

    DM shall represent and warrant:

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                                                                        Page 4

5.1 It has obtained or will obtain all necessary approvals of the plans and all necessary permits for the operation of its business in Tilton from all governmental authorities having jurisdiction over the Project;

5.2 Construction of any Improvements for the Project will not violate any zoning, environmental, subdivision, or land use ordinance, regulation or law; the Facility conforms and complies in all material respects with covenants, conditions, restrictions, reservations and zoning, environmental land use, and other applicable ordinances, laws, rules and regulations, federal, state or local, affecting the Facility;

5.3 No litigation, claims, suits, orders, investigations or proceedings are pending or threatened against DM or affecting the Facility or the Project at law or in equity or before or by any federal, state, municipal or other governmental instrumentality; there are no arbitration proceedings pending under collective bargaining agreements or otherwise; and to the knowledge of DM there is no basis for any of the foregoing;

5.4 DM has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments;

5.5 DM is a duly organized and validly existing Corporation registered in New Hampshire and in good standing under the laws of this state. DM has the power and authority to own its properties and to carry on DM as now being conducted and has the power to execute and deliver, and perform its obligations under the Loan Documents;

5.6 The execution and delivery and performance of DM of its obligations under the Loan Documents have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, or any indenture, agreement or other instrument to which DM is a party, or by which it is bound, or be in conflict with result in a breach of, or constitute a default under, or, except as may be provided therein, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of DM pursuant to any such indenture, agreement or instrument. DM is not required to obtain any consent, approval or authorization form, or to file any declaration of statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Loan Documents;

5.7 DM is not contemplating either the filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of its property, and has no knowledge of any person contemplating the filing of any such petition against it.

5.8 No statement of fact made by or on behalf of DM in any of the Loan Documents or in any certificate, exhibit or schedule furnished to BCEDC pursuant thereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. There is no fact or circumstance presently known to DM that has not been disclosed to BCEDC that when made materially affects adversely, nor as far as DM can foresee, will materially affect adversely DM, operations or considerations (financial or otherwise) of DM.

5.9 DM has complied in all material respects with all applicable statutes, regulations and rules of federal, state and local governments in respect to the conduct of its business and operations, including without limitation all applicable environmental statutes, regulations and rules and all

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                                                                       Page 5

     statutes, regulations and rules and all statutes, regulations and rules pertaining to the manufacturing of its products.

     5.10 No Event of Default has occurred and is continuing under the Loan Documents and no event or condition which would, upon notice of expiration of any applicable cure, constitute an Event of Default has occurred and is continuing; DM is not in default under any note or other evidence of indebtedness or other obligations for borrowed money or any mortgage, deed to trust, indenture, loan agreement or other agreement relating thereto.

     5.11 All representations, warranties and obligations of DM as provided in any loan documents to include the employment commitments shall be applicable to its successors and assigns.

     Each of the foregoing representations and warranties is true and correct as of the date of the loan Documents and DM shall indemnify and hold harmless Grantee and OSP from and against any loss, damage, or liability attributable to the breach thereof, including any and all fees and expenses incurred in the defense or settlement of any claim arising therefrom against Grantee or OSP.

6.   ADDITIONAL EVENTS OF DEFAULT.

     The occurrence of any one or more of the following events shall constitute an additional Event of Default under the Loan Documents:

     6.1 DM's failure to comply with the employment reporting requirements as specified herein;

     6.2  DM's failure to meet the employment commitments as specified herein;

     6.3 Any attempt by DM to assign its rights under the Loan Documents or any advance made or to be made hereunder or any interest therein, or if the Secured Property is conveyed or encumbered in any way without the prior written consent of Grantee and OSP;

     6.4 The facility is materially damaged or destroyed by fire or other casualty or cause and the insurance proceeds therefrom are inadequate to rebuild or restore the facility to its condition immediately prior to such casualty;

     6.5 Any representation or warranty made herein or in any report, certification, or other instrument furnished in connection with the Loan Documents or any advances of Grant funds made hereunder, by or in behalf of DM shall prove to be false or misleading in any material respect when made;

     6.6 Any mechanics', laborers', materialmen's or similar statutory lien, or any notice thereof, shall be filed against DM and shall not be discharged within thirty (30) days of such filing;

     6.7 DM shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent or (v) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

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                                                                       Page 6

     6.8 A petition, order, judgement or decree shall be entered, without the application, approval or consent of DM by any court of competent jurisdiction, approving a petition seeking reorganization or approving the appointment of a receiver, trustee or liquidator of DM of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days;

     6.9 The dissolution, termination of existence, merger or consolidation of DM or a sale of all or substantially all assets of DM out of the ordinary course of business without the prior written consent of BCEDC; and

     6.10 Failure to remedy an ineligible expenditure of grant funds or to reimburse BCEDC, Grantee or OSP for any ineligible costs which are paid from Grant funds.